SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

  On March 19, 2013, the Company entered into a subscription agreement for 9,600,000 units of ATAC Resources Ltd. ("ATC") at a private placement price of C$1.35 per unit for total consideration of C$13.0 million. Each unit is comprised of one common share of ATC and one-half of one common share purchase warrant, representing 8.48% of the issued and outstanding common shares of ATC. Each whole common share purchase warrant entitles the holder to acquire one common share of ATC at a price of C$2.10 for a period of 18 months from the March 22, 2013 closing date. If the closing price of ATC's common shares exceeds C$3.00 for a period of ten consecutive trading days subsequent to the expiry of the applicable four month hold period, ATC may provide notice that the common share purchase warrants will expire 30 days from the date of such notice.